SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
EXHIBIT 99.01

Item 12. Results of Operations and Financial Condition.

On January 28, 2004, VERITAS Software Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the press release, dated as of January 28, 2004, entitled “VERITAS Software Reports Record Quarterly Revenue of $513 Million” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

The non-GAAP financial measures used in the attached press release exclude the impact of purchase accounting adjustments, such as the amortization of developed technology, amortization of other intangibles, amortization of deferred stock-based compensation, and write-down of in-process research and development, and the impact of other special items, such as the loss on strategic investments and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-GAAP financial measures, such as non-GAAP operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the attached press release to their most directly comparable GAAP financial measure as provided with the financial statements attached to the press release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation

Date: January 28, 2004	By: /s/ Edwin J. Gillis Edwin J. Gillis Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.01	Press release entitled “VERITAS Software Reports Record Quarterly Revenue of $513 Million,” dated January 28, 2004, announcing financial results of VERITAS Software Corporation for the fourth quarter ended December 31, 2003.